SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                JULY 31, 2001
               (Date of Report) (Date of Earliest Event Reported)


                                TRADEQWEST, INC.
                          ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                   000-28639               95-4719021
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)

                              400 NORTH OAK STREET
                       -----------------------------------
                                (Mailing Address)

                           INGLEWOOD, CALIFORIA 90302
                    -----------------------------------------
                    (Address of principal executive offices)

                                 (310) 677-9640
                                 --------------
                         (Registrant's telephone number)


                          Pangaea Communications, Inc.
              ----------------------------------------------------
                 (Former name, if changed since last report)





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TradeQwest,  Inc.  hereby  amends the  following  items,  financial  statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on August 15, 2001 (the "Form 8-K") as set forth in the pages attached hereto:


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

     The audited financial statements of TradeQwest Incorporated as of March 31, 2001, and interim financial statements of TradeQwest Incorporated (unaudited) as of June 30, 2001, are filed as Exhibit 99.1 and incorporated herein by reference.

     (b)  Pro forma Financial Information.

     Not applicable.

     (c)  Exhibits.

     There is attached hereto the following exhibits:

Exhibit
   No.                 Description
-------                -----------
2.1 Share Exchange Agreement by and between Pangaea Communications, Inc. and TradeQwest, Inc. effective July 31, 2001.*

99.1 The following financial statements of TradeQwest Incorporated, together with the report by Weinberg & Company, P.A., independent auditors, for the periods stated therein:

          AUDITED FINANCIAL STATEMENTS
               INDEPENDENT AUDITORS' REPORT

               BALANCE SHEET AS OF MARCH 31, 2001

               STATEMENT OF OPERATIONS FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO MARCH 31, 2001

               STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO MARCH 31, 2001

               STATEMENT OF CASH FLOWS FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO MARCH 31, 2001

               NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2001

Exhibit
   No.                 Description
-------                -----------

99.1 The following financial statements of TradeQwest Incorporated, together with the report by Weinberg & Company, P.A., independent auditors, for the periods stated therein (continued):

          INTERIM FINANCIAL STATEMENTS (UNAUDITED)
               BALANCE SHEET AS OF JUNE 30, 2001

               STATEMENT OF OPERATIONS FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO JUNE 30, 2001

               STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO JUNE 30, 2001

               STATEMENT OF CASH FLOWS FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO JUNE 30, 2001

               NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2001

     *Previously filed

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TradeQwest, Inc.

                                            /s/ Donald Hyde
DATED: October 11, 2001                -------------------------
                                       By: Donald Hyde
                                           President











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